UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2026

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.086 per share	EZRA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on July 30, 2026, Reliance Global Group, Inc. (the “Company”) entered into a non-binding letter of intent (the “LOI”) with a third-party purchaser and its affiliates or owners (the “Buyer”), pursuant to which the Company would have sold substantially all of the operating assets of its Altruis Benefit Consulting (“Altruis”) subsidiary to the Buyer (the “Proposed Transaction”), as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 5, 2026 (the “Prior 8-K”).

On August 14, 2026, the LOI, including the exclusivity, confidentiality, and expense-allocation provisions, was terminated.

On August 27, 2026, the Company entered into a new non-binding letter of intent with a different third-party purchaser regarding the proposed sale of substantially all of the operating assets of Altruis. The proposed transaction has progressed through preliminary due diligence and remains subject to, among other things, the completion of additional due diligence and the negotiation and execution of definitive agreements.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding, among other things, the proposed transaction involving Altruis. These statements are subject to risks and uncertainties, including as to agreement on consideration that may be received for or other economic terms of any transaction with respect to Altruis, that the Company may not enter into any definitive agreement with respect to Altruis or consummate the proposed transaction on the terms contemplated, on any particular timeline, or at all. Additional risk factors are discussed in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements except as required by law.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reliance Global Group, Inc.

Dated: August 27, 2026	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer